Boston Common ESG Impact International Fund BCAIX
(the “Fund”)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated March 3, 2022 to the
Summary Prospectus dated January 31, 2022

On February 16, 2022, the Board of Trustees (the “Board”) of the Trust approved an amendment to the operating expense limitation agreement between the Trust, on behalf of the Fund and Boston Common Asset Management, LLC (the “Adviser”), pursuant to which the Adviser has agreed to reduce the International Fund’s operating expense limit from 1.20% to 0.86%, effective March 2, 2022. Prior to March 2, 2022, the International Fund’s operating expense limit was 1.20%.

The relevant information under the section entitled "Summary Section - Boston Common ESG Impact International Fund, is deleted and replaced with the following:

Fees and Expenses of the International Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.94%
Fee Reduction and/or Expense Reimbursement	-0.08%
Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement(1)	0.86%
(1) Effective March 2, 2022, the Adviser has contractually agreed to reduce its fees and/or pay International Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement to 0.86% of the International Fund’s average daily net assets

(the “Expense Cap”). Prior to March 2, 2022, the International Fund's Expense Cap was 1.20%. The Expense Cap is indefinite, but will remain in effect until at least January 31, 2024 and may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the International Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.
Example
This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same (except that the example reflects the fee reduction/expense reimbursement arrangement through January 31, 2024). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$292	$512	$1,147

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Please retain this supplement with your reference.
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